SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 18, 2003

Winmark Corporation

(Exact Name of Registrant as Specified in Its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

000-22012	41-1622691
(Commission File Number)	(I.R.S. Employer Identification Number)

4200 Dahlberg Drive, Suite 100 Golden Valley, MN 55422-4837

(Address of Principal Executive Offices)  (Zip Code)

(612) 520-8500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.                                                             Other Events and Regulation FD Disclosure.

On December 18, 2003, the Company announced in a press release the promotion of Rebecca J. Geyer to the position of Vice President of Franchise Management and Steven A. Murphy to the position of Vice President of Franchise Management.  A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 7.                                                             Financial Statements and Exhibits.

(c)                                  Exhibits:

99.1                           Press Release dated December 18, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINMARK CORPORATION

Date: December 18, 2003	By	/s/ Mark T. Hooley
Mark T. Hooley
Vice President and General Counsel

EXHIBIT INDEX

to

December 18, 2003 Form 8-K

Winmark Corporation

Exhibit Number	Exhibit Description

99.1	Press Release dated December 18, 2003.